                                                                       EXHIBIT 3

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE
NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT
AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD,
OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE
REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY
SATISFACTORY TO NOVELOS THERAPEUTICS, INC. THAT SUCH REGISTRATION IS NOT
REQUIRED.

                               Right to Purchase ________ shares of Common Stock
                               of Novelos Therapeutics, Inc. (subject to
                               adjustment as provided herein)

                      CLASS A COMMON STOCK PURCHASE WARRANT

No. 2005-A-001                                    Issue Date: September 30, 2005

         NOVELOS THERAPEUTICS, INC., a corporation organized under the laws of the State of Delware (the "Company"), hereby certifies that, for value received,
__________________, ___________________________, Fax: _______________ or its
assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m.,
E.S.T on the fifth (5th) anniversary of the Issue Date of the Registration
Statement (the "Expiration Date"), ________ fully paid and nonassessable shares of Common Stock at a per share purchase price of $2.00. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the
"SUBSCRIPTION AGREEMENT"), dated September 30, 2005, entered into by the Company and Holders of the Class A Warrants.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a)   The term "Company" shall include Novelos Therapeutics, Inc. and any corporation which shall succeed or assume the obligations of Novelos
Therapeutics, Inc. hereunder.

         (b)   The term "Common Stock" includes (a) the Company's Common Stock,
$0.00001 par value per share, as authorized on the date of the Subscription
Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (c)   The term "Other Securities" refers to any stock (other than
Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other
Securities pursuant to Section 5 or otherwise.

         (d)   The term "Warrant Shares" shall mean the Common Stock issuable upon exercise of this Warrant.

         1.    Exercise of Warrant.

               1.1.   Number of Shares Issuable upon Exercise. From and after
the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

               1.2.   Full Exercise. This Warrant may be exercised in full by
the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and surrender of the original Warrant within four (4)
days of exercise, to the Company at its principal office or at the office of its
Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the
Company, in the amount obtained by multiplying the number of shares of Common
Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

               1.3.   Partial Exercise. This Warrant may be exercised in part
(but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the
Holder on such partial exercise shall be the amount obtained by multiplying (a)
the number of whole shares of Common Stock designated by the Holder in the
Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common
Stock for which such Warrant may still be exercised.

               1.4.   Fair Market Value. Fair Market Value of a share of Common
Stock as of a particular date (the "Determination Date") shall mean:

                      (a)    If the Company's Common Stock is traded on an
exchange or is quoted on the National Association of Securities Dealers, Inc.
Automated Quotation ("NASDAQ"), National Market System, the NASDAQ SmallCap
Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the
Determination Date;

                      (b)    If the Company's Common Stock is not traded on an
exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or
the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

                      (c)    Except as provided in clause (d) below, if the
Company's Common Stock is not publicly traded, then as the Holder and the
Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

                      (d)    If the Determination Date is the date of a
liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of
Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

               1.5.   Company Acknowledgment. The Company will, at the time of
the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the
Company to afford to such Holder any such rights.

               1.6.   Trustee for Warrant Holders. In the event that a
qualified bank or trust company shall have been appointed as trustee for the
Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this
Warrant pursuant to this Section 1.

               1.7    Delivery of Stock Certificates, etc. on Exercise. The
Company agrees that the shares of Common Stock purchased upon exercise of this
Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense
(including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder
(upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of
Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair
Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such
Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         2.    Cashless Exercise.

               (a)    Except as described below, if a Registration Statement (as defined in the Subscription Agreement) ("Registration Statement") is effective and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement, commencing one year after the Issue Date, this
Warrant may be exercisable in whole or in part for cash only as set forth in
Section 1 above. If no such Registration Statement is available during the time that such Registration Statement is required to be effective pursuant to the terms of the Subscription Agreement, then payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by cashless exercise in accordance with Section
(b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities)
determined as provided herein.

               (b)    If the Fair Market Value of one share of Common Stock is
greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

                      X=Y (A-B)

                            A

               Where  X=     the number of shares of Common Stock to be issued
                             to the holder

                      Y=     the number of shares of Common Stock purchasable
                             under the Warrant or, if only a portion of the
                             Warrant is being exercised, the portion of the
                             Warrant being exercised (at the date of such
                             calculation)

                      A=     the Fair Market Value of one share of the Company's
                             Common Stock (at the date of such calculation)

                      B=     Purchase Price (as adjusted to the date of such
                             calculation)

               (c)    The Holder may employ the cashless exercise feature
described in Section (b) above commencing one year after the Issue Date and only during the pendency of a Non-Registration Event as described in Section 11 of the Subscription Agreement. For purposes of Rule 144 promulgated under the 1933
Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the
Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the
Subscription Agreement.

         3.    Adjustment for Reorganization, Consolidation, Merger, etc.

               3.1.   Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b)
consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this
Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the
Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property
(including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such
Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

               3.2.   Dissolution. In the event of any dissolution of the
Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable in accordance with Section 3.1 by the Holder of the Warrants upon their exercise after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a "Trustee") having its principal office in New York, NY, as trustee for the Holder of the Warrants.

               3.3.   Continuation of Terms. Upon any reorganization,
consolidation, merger or transfer (and any dissolution following any transfer)
referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this
Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the
Company's securities and property (including

cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

               3.4    Share Issuance. Until the Expiration Date, if the Company
shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the
Purchase Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance. The reduction of the Purchase Price described in this Section 3.4 is in addition to the other rights of the Holder described in the Subscription Agreement.

         4.    Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common
Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The
Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4.
The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this
Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this
Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

         5.    Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its
Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other
Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this
Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any
Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

         6.    Reservation of Stock, etc. Issuable on Exercise of Warrant;
Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of
Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

         7.    Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the
Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor
Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

         8.    Replacement of Warrant. On receipt of evidence reasonably
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this
Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9.    Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in the Subscription Agreement. The terms of the Subscription Agreement are incorporated herein by this reference.

         10.   Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of
Common Stock which would be in excess of the sum of (i) the number of shares of
Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of
Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section
13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company. The Holder may decide whether to convert a Series A Preferred Stock or exercise this Warrant to achieve an actual 4.99% ownership position.

         11.   Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a "Warrant Agent") for the purpose of issuing
Common Stock (or Other Securities) on the exercise of this Warrant pursuant to
Section 1, exchanging this Warrant pursuant to Section 7, and replacing this
Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

         12.   Transfer on the Company's Books. Until this Warrant is
transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         13.   Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii)
deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted

to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received)
or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection (ii) above. The addresses for such communications shall be: (i) if to the Company to: Novelos
Therapeutics, Inc., One Gateway Center, Suite 504, Newton, MA 02458, Attn: Harry
S. Palmin, President, telecopier: (617) 964-6331, with a copy by telecopier only to: Greenberg & Kahr, 230 Park Avenue, Suite 430, new York, NY 10169, Attn:
Andrew J. Levinson, Esq., telecopier: (212) 953-7704, and (ii) if to the Holder, to the addresses and telecopier number set forth in the first paragraph of this
Warrant, with an additional copy by telecopier only to: Grushko & Mittman, P.C.,
551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212)
697-3575.

         14.   Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York. The headings in this
Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                             NOVELOS THERAPEUTICS, INC.

                             By:
                                   ---------------------------------------
                                        Name:  Harry S. Palmin
                                        Title: President

Witness:

-----------------------------

                                    EXHIBIT A
                              FORM OF SUBSCRIPTION
                   (to be signed only on exercise of Warrant)

TO:  NOVELOS THERAPEUTICS, INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant
(No.____), hereby irrevocably elects to purchase (check applicable box):

___      ________ shares of the Common Stock covered by such Warrant; or

___ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is
$___________. Such payment takes the form of (check applicable box or boxes):

___ $__________ in lawful money of the United States; and/or

___ the cancellation of the Warrant to the extent necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________
whose address is_______________________________________________________________
_______________________________________________________________________________
Number of Shares of Common Stock Beneficially Owned on the date of exercise:
Less than five percent (5%) of the outstanding Common Stock of Novelos
Therapeutics, Inc.

The undersigned represents and warrants that the representations and warranties in Section 4 of the Subscription Agreement (as defined in this Warrant) are true and accurate with respect to the undersigned on the date hereof.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of
1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.
Dated:___________________                     __________________________________
                                              (Signature must conform to name of
                                              holder as specified on the face of
                                              the Warrant)

                                              __________________________________

                                              __________________________________
                                              (Address)

                                    EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

                  For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of NOVELOS THERAPEUTICS, INC. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number
Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of
NOVELOS THERAPEUTICS, INC. with full power of substitution in the premises.

------------------------ -------------------------- ---------------------------
Transferees              Percentage Transferred     Number Transferred
------------------------ -------------------------- ---------------------------

------------------------ -------------------------- ---------------------------

------------------------ -------------------------- ---------------------------

------------------------ -------------------------- ---------------------------

Dated:  ______________, ___________   _________________________________________
                                      (Signature must conform to name of holder
                                       as specified on the face of the warrant)

Signed in the presence of:

___________________________________   _________________________________________

         (Name)                       _________________________________________
                                            (address)

ACCEPTED AND AGREED:                  _________________________________________
[TRANSFEREE]
                                      _________________________________________
                                            (address)

___________________________________
     (Name)